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                                                                   EXHIBIT 10.25

                      FIRST AMENDMENT TO WARRANT AGREEMENT

         FIRST AMENDMENT TO WARRANT AGREEMENT (this "Amendment"), dated as of August 12, 1998, among VIDEO UPDATE, INC., a Delaware corporation (the "Company"), BANQUE PARIBAS, GRAND CAYMAN BRANCH (the "Purchaser") and PARIBAS (the "Bank"). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Warrant Agreement referred to below.

                              W I T N E S S E T H:

         WHEREAS, the Company and the Purchaser are parties to a Warrant Agreement, dated as of March 6, 1998 (the "Warrant Agreement");

         WHEREAS, the Bank is an affiliate of the Company and is a party to the Credit Agreement referred to in the Warrant Agreement;

         WHEREAS, subject to and on the terms and conditions set forth in this Amendment, the Purchaser and the Company hereto wish to amend the Warrant Agreement as herein provided; and

         WHEREAS, subject to and on the terms and conditions set forth in this Amendment, the Bank wishes to waive its right to receive a certain consent fee pursuant to the Credit Agreement as herein provided;

         NOW, THEREFORE, it is agreed:

I.       Amendments to Warrant Agreement and Exhibit B-1 thereto

         1. Section 5 of the Arrant Agreement is hereby amended by (i) deleting the amount "$2.68" appearing in the first sentence of the second paragraph of said Section and inserting the amount "$[1.40]" in lieu thereof and (ii) deleting the amount "$6.35" appearing in the second sentence of the second paragraph of said Section and inserting the amount "$[1.40]" in lieu thereof.

         2. Section 9 of the Warrant Agreement is hereby amended by (i) deleting the amount "$2.68" appearing in the first sentence of said Section and inserting the amount "$[1.40]" in lieu thereof and (ii) deleting the amount "$6.35" appearing in the first sentence of said Section and inserting the amount "$[1.40]" in lieu thereof.

         3. Exhibit B-1 to the Warrant Agreement is hereby amended by deleting the amount "$2.68" appearing in said Exhibit and inserting the amount "$[1.40]" in lieu thereof.

          4. Exhibit B-2 to the Warrant Agreement is hereby amended by deleting the amount "$6.35 appearing in said Exhibit and inserting the amount "$[1.40]" in lieu thereof.

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          5. In order to induce the Company to enter into this Amendment with the Purchaser, the Bank hereby agrees to waive (and hereby does forfeit) its right to receive the consent fee referred to in Section 8.20(a) of the Credit Agreement, it being understood that the Company shall be permitted to retain any amount otherwise required to be paid to the Bank pursuant to said Section 9.

II.      Miscellaneous

         1. In order to induce the Purchase to enter in to this Amendment, the Company hereby (i) makes each of the representations and warranties contained in Section 10 of the Warrant Agreement and (ii) represents and warrants that since March 6, 1998 through the Amendment Effective Date 9as defined below), no event described in Section 9 of the Warrant Amendment has occurred requiring an adjustment to the New Warrant Exercise Price or the Exchange Warrant Exercise Price pursuant to, and in accordance with the terms of, said Section 9.

         2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Warrant Agreement or any other Warrant Document.

         3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Company and the Purchase.

         4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE APRTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

         5. This Amendment shall become effective on the date (the "Amendment Effective Date") when (i) the Company and the Purchaser shall have signed a copy hereof (whether the same or different copies) and shall have delivered (including by way of facsimile transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036 Attention: Adam Moniz (facsimile number 212-354-8113), (ii) the Company shall have duly executed and delivered to the Purchaser (x) a replacement New Warrant Certificate in the form of Exhibit B-1 to the Warrant Agreement, as amended hereby, and (y) a replacement Exchange Warrant Certificate in the form of Exhibit B-2 to the Warrant Agreement, as mended hereby and
                  (iii) the Purchaser shall have surrendered its existing New Warrant Certificate and its existing Exchange Warrant Certificate to the Company in exchange for such replacement New Warrant Certificate or Exchange Warrant Certificate, as the case may be.

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         6.       From and after the Amendment Effective Date, all references to the Warrant Amendment in the Warrant Agreement and the other Warrant Documents shall be deemed to be references to the Warrant Agreement as modified hereby.

         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.


                                        VIDEO UPDATE, INC.


                                        By: ________________________________
                                            Name:
                                            Title:


                                        BANQUE PARIBAS, GRAND CAYMAN
                                            BRANCH, as Purchaser


                                        By: ________________________________
                                            Name:
                                            Title:

                                        BANQUE PARIBAS


                                        By: ________________________________
                                            Name:
                                            Title:

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